               SECURITY EQUITY LIFE INSURANCE COMPANY
                       PROSPECTUS SUPPLEMENT
                       Dated January 11, 2000



This page supplements Security Equity Life Insurance Company's variable product prospectuses as set forth below. Please keep this supplement with your prospectus for future reference.

On January 6, 2000, Metropolitan Life Insurance Company (MetLife) completed its acquisition of GenAmerica Corporation, parent company of Security Equity Life Insurance Company. The acquisition of Security Equity does not affect policy benefits or any other terms or conditions under your contract. Immediately following the transaction, Security Equity received financial and claims paying rating upgrades from its rating agencies.

MetLife, headquartered in New York City since 1868, is a leading provider of insurance and financial products and services to individual and group customers.